Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002

I, Raymond F. Lancy, Chief Financial Officer of Bridgford Foods Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)           the Quarterly Report on Form 10-Q of the Company for the quarterly period ended April 16,
2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 28, 2010	/s/ Raymond F. Lancy
Raymond F. Lancy, Chief Financial Officer
(Principal Financial and Accounting Officer)